Prepaid expenses	11 Months Ended
Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses	Prepaid expenses Included within prepaid expenses at December 31, 2019, is $7.7 million (January 31, 2019: $9.0 million; January 31, 2018: $8.4 million) of prepayments relating to research and development expenditure. These amounts are determined based on the estimated costs to complete each study or activity, the estimation of the current stage of completion and the invoices received as well as predetermined milestones which are not reflective of the current stage of development. However, the prepaid balance decreases as the activities progress and if actual costs incurred exceed the prepaid, there will be an accrual The key sensitivity is the estimated current stage of completion of each study or activity. If the estimated stage of completion increased by 5% then the aggregate increase in accruals and decrease in prepayments would result in an overall increase in total research and development expenses of $2.0 million. If the estimated stage of completion decreased by 5%, then the aggregate decrease in accruals and increase in prepayments would result in an overall decrease in total research and development expenses of $1.8 million. In all cases, the full cost of each study or activity is expensed by the time the final report or where applicable, product, has been received.